Dryden Short-Term Bond Fund, Inc.
Dryden Ultra Short Bond Fund

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Supplement dated January 26, 2004
to the Prospectus and Statement of Additional Information dated February 19, 2003

The following information supercedes any contrary information contained in the Prospectus or in the statement of additional information (SAI), in particular, the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares of the Fund(s)," and the section of the SAI entitled "Purchase, Redemption and Pricing of Fund Shares :"

Effective February 2, 2004, Class C shares purchased on or after February 2, 2004 will be subject to a contingent deferred sales charge (CDSC) for a period of 12 months from the date of purchase.

To reflect these changes, the section of the Prospectus entitled
"Risk/Return Summary -- Fees and Expenses" is amended with the following:


Shareholder Fees1 (paid directly from your investment)	     	Class C

Maximum sales charge (load) imposed on purchases (as a 	    	None
percentage of offering price)

Maximum deferred sales charge (load) (as a percentage 		1%3
of the lower of original purchase price or sale proceeds)

Maximum sales charge (load) imposed on reinvested 		None
dividends and other distributions

Redemption fees							None

Exchange fee							None

3 The CDSC for Class C shares is 1% for shares redeemed within 12 months from the date of purchase.








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